INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Rocket Lab USA, Inc.
INCOME TAXES
(16)	INCOME TAXES
Income tax expense and the effective tax rate for the six months ended June 30, 2021 and 2020 were as follows (dollar amounts in thousands):

	Six-Months Ended June 30,
	2021	2020
Income tax expense	$704	$749
Effective tax rate	-2.2%	-3.3%
The tax provisions for the six months ended June 30, 2021 and 2020 were computed using the estimated effective tax rates applicable to each of the domestic and international taxable jurisdictions for the full year. The Company’s tax rate is subject to management’s quarterly review and revision, as necessary.
The annual effective tax rate was lower than the federal statutory rate due primarily to a full valuation allowance in the United States and partially offset by recurring items such as foreign taxes based on local country statutory rates, the effect of stock-based compensation, and foreign withholding taxes, as well as by discrete items that may occur in any given year but are not consistent from year to year.
On March 11, 2021, the President signed the American Rescue Plan Act of 2021 into law. The new law provides extensive and varied stimulus relief meant to mitigate the impact of
COVID-19.
The Company will continue to evaluate the impact that the American Rescue Plan will have, if any, on its financial position and effective tax rate in 2021 and beyond.
On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was signed into law. The CARES Act provided numerous tax provisions and other stimulus measures, including temporary changes regarding the prior and future utilization of net operating losses, temporary changes to the prior and future limitations on interest deductions, temporary suspension of certain payment requirements for the employer portion of Social Security taxes, the creation of certain refundable employee retention credits, and technical corrections from prior tax legislation for tax depreciation of certain qualified improvement property. These and other provisions of the CARES Act are not expected to have a material impact on the Company’s income tax expense and effective tax rate.
On December 27, 2020, the United States enacted the Consolidated Appropriations Act of 2021 (“CAA”). The CAA includes provisions extending certain CARES Act provisions and adds coronavirus relief, tax and health extenders. The Company will continue to evaluate the impact of the CAA on its financial statements in 2021 and beyond.
The Company is not currently under examination by the IRS, foreign or state and local tax authorities. Due to the net operating loss (“NOL”) carryforwards, the Company remains subject to examination for U.S. federal and state jurisdictions for all years beginning with the year ended March 31, 2016. The Company’s foreign subsidiaries are generally subject to examination within four years from the end of the tax year during which the tax return was filed.
No significant changes in the Company’s unrecognized tax benefits are expected to occur within the next 12 months.

17.	INCOME TAXES
The components of the pretax loss from domestic and foreign operations for the years ended December 31, were as follows:

	2020	2019
US loss before income taxes	$(56,439)	$(34,076)
Foreign income before income taxes	1,901	4,070

Pretax loss from operations	$(54,538)	$(30,006)

The provision (benefit) for income taxes for the years ended December 31, 2020 and 2019 is as follows:

	2020	2019
Current:
Federal	$—	$—
State	—	1
Foreign	1,410	956

Total	1,410	957

Deferred:
Foreign	(943)	(603)

Total	(943)	(603)

Provision for income taxes	$467	$354

The provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory federal income tax rate to pretax income as a result of the following differences:

	2020		2019
Federal statutory rate	$(11,453)	21.00%	$(6,301)	21.00%
Adjustments for tax effects of:
Permanent differences and other	631	-1.16%	42	-0.14%
Increase in valuation allowance	11,289	-20.70%	6,613	-22.04%

Provision for income taxes	$467	-0.86%	$354	-1.18%

The significant components of the Company’s deferred tax assets and liabilities were as follows as of December 31:

	2020	2019
Deferred tax assets:
Accrued expenses	$1,969	$1,791
Inventories	353	—
Deferred revenue	5,503	2,150
Lease liability	7,426	6,462
Stock options	2,082	1,386
Warrants	519	162
Net operating losses	30,264	23,625
Tax credits	923	857
Other	4	67

Total deferred tax assets	49,043	36,500
Valuation allowance	(39,084)	(27,794)

Total deferred tax assets, net	9,959	8,706

Deferred tax liabilities:
Right of use asset	(6,954)	(6,978)
Depreciation and amortization	—	(43)
Unrealized gain	(757)	—

Total deferred tax liabilities	(7,711)	(7,021)

Net deferred tax assets	$2,248	$1,685

The net deferred tax assets as presented in the consolidated balance sheets consists of the following as of December 31:

	2020	2019
Deferred tax assets	$2,398	$1,685
Deferred tax liabilities (included in Other non-current liabilities)	(150)	—

Net deferred tax assets	$2,248	$1,685

The realization of deferred tax assets may be dependent on the Company’s ability to generate sufficient income in future years in the associated jurisdiction to which the deferred tax assets relate. A valuation allowance against the net deferred tax assets has been recorded at December 31, 2020 and 2019, in the amount of $39.1 million and $27.8 million, respectively, as realization of the deferred tax assets is uncertain.
The Company considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and recent financial performance. Based on the review of all positive and negative evidence, including a three-year cumulative pre-tax
book loss, it was concluded that a full valuation allowance should be recorded against all U.S. deferred tax assets at December 31, 2020 and 2019. In the event that the Company were to determine that it would be able to realize all or part of its U.S. deferred tax assets in the future, it would decrease the valuation allowance and recognize a corresponding tax benefit in the period in which it made such a determination.
At December 31, 2020 and 2019, the Company has unrecognized tax benefits of $800 related to net operating losses incurred in prior years, of which $632 will affect the effective tax rate if recognized when the Company no longer has a valuation allowance offsetting its deferred tax assets.
The reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits for the years ended December 31 is as follows:

	2020	2019
Balance at beginning of year	$800	$800
Increases (decreases) related to prior year tax positions	—	—

Balance at end of year	$800	$800

The Company believes it is reasonably possible it will not reduce its unrecognized tax benefits within the next year.
Due to the net operating loss (“
NOL
”) carryforwards, the U.S. federal and state returns are open to examination by the Internal Revenue Service and state jurisdictions for all years beginning with the year ended March 31, 2016. Our foreign subsidiaries are generally subject to examination within four years from the end of the tax year during which the tax return was filed. The years subject to audit may be extended if the entity substantially understates corporate income tax. The Company is not currently under examination by the IRS, foreign or state and local tax authorities.
The Company recognizes interest and penalties related to uncertain tax positions as a component of the income tax provision. As of December 31, 2020 and 2019, there were no accrued interest and penalties.
At December 31, 2020 and 2019, the Company had federal NOL carryforwards of approximately $143.7 million and $112.2 million, respectively, which is comprised of definite and indefinite NOLs. The Company had definite federal NOL carryforwards of approximately $57.1 million as of December 31, 2020 and 2019, which begin to expire in varying amounts beginning in 2034. Federal NOLs generated after 2017 of approximately $86.6 million and $55.1 million as of December 31, 2020 and 2019, respectively will carryforward indefinitely and are available to offset up to 80% of future taxable income each year. The Company also had state NOL carryforwards of approximately $10.8 million and $10.4 million as of December 31, 2020 and 2019, respectively, available to reduce future taxable income, if any. If not realized, the state NOLs will begin to expire in varying amounts beginning in 2035. Utilization of the NOL carryforwards may become subject to annual limitations due to ownership changes that could occur in the future as provided by Section 382 of the Internal Revenue Code of 1986, as amended, as well as similar state and foreign provisions. These ownership changes may limit the amount of the NOL and tax credit carryforwards that can be utilized annually to offset future taxable income. The Company has not prepared a Section 382 analysis as of December 31, 2020.

The Company does not record U.S. income taxes on the undistributed earnings of its foreign subsidiaries based upon the Company’s intention to permanently reinvest undistributed earnings to ensure sufficient working capital and further expansion of existing operations outside the United States. In the event the Company is required to repatriate funds from outside of the United States, such repatriation would be subject to local laws, customs and tax consequences.
The Jobs Act subjects a U.S. shareholder to tax on global intangible low-taxed
income (“
GILTI
”) earned by certain foreign subsidiaries. The Company has elected to account for GILTI in the year the tax is incurred in accordance with the FASB Staff Q&A, Topic 740, No. 5, Accounting for Global Intangible
Low-Taxed
Income, which states that an entity can make an accounting policy election to either recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years or to provide for the tax expense related to GILTI in the year the tax is incurred as a period expense.
On March 27, 2020, the CARES Act was signed into law in response to the economic challenges facing US businesses. The CARES Act provides sweeping tax changes in response to the
COVID-19
pandemic. Some of the more significant provisions are removal of certain limitations on utilization of net operating losses, increasing the loss carryback period for certain losses to five years, and increasing the ability to deduct interest expense, as well as amending certain provisions of the previously enacted Tax Cuts and Jobs Act. As of December 31, 2020, the Company has not recorded any material adjustments to its income tax provision related to the provisions within the CARES Act. The Company will continue to analyze the impact that the CARES Act will have, if any, on its financial position, results of operations or cash flows.
On December 27, 2020, the United States enacted the Consolidated Appropriations Act of 2021 (“
CAA
”). The CAA includes provisions extending certain CARES Act provisions and adds coronavirus relief, tax and health extenders. The Company will continue to evaluate the impact of the CAA on its financial statements in 2021 and beyond.